CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Evergreen Equity Trust

We consent to the use of our report dated September 26, 1997 for Keystone Growth and Income Fund (S-1) incorporated by reference herein and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the prospectus/proxy statement.

                                            /s/KPMG Peat Marwick LLP
                                            ------------------------
                                            KPMG Peat Marwick LLP

Boston, Massachusetts
January 5, 1998



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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Evergreen Equity Trust on Form N-14 of our report on Blanchard Growth & Income Fund dated December 22, 1997 appearing in the Annual Report of Blanchard Growth & Income Fund for the year ended October 31, 1997, and to the reference to us under the heading "Financial Statements and Experts" in the Prospectus/Proxy Statement, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP


Pittsburgh, Pennsylvania
January 5, 1998




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Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Combined Proxy Statement and Prospectus and the Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our report dated December 17, 1997, relating to the financial statements appearing in the October 31, 1997 Annual Report to Beneficial Interest Holders of Growth and Income Portfolio (the "Report"), which is also incorporated by reference in the N-14 Registration Statement. We also consent to the reference to us under the heading "Financial Statements and Experts" in the Combined Proxy Statement and Prospectus.

We also consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of Post Effective
Amendment  No.  42 to  the  registration  statement  on  Form  N-1A  (the  "N-1A
Registration Statement"), which are incorporated by reference in the N-14 Registration Statement, of our report dated December 10, 1996, relating to the financial statements of Growth and Income Portfolio and Capital Growth Portfolio appearing in the Annual Report to Shareholders of Blanchard Growth & Income Fund and Blanchard Capital Growth Fund.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
December 30, 1997


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